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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports dated March 3, 1995 included in this Annual Report on Form 10-K of Orchard Supply Hardware Stores Corporation (the "Company"), into the Company's previously filed Registration Statements Nos. 33-72146 and 33-67902 on Form S-8.

                                                   /s/ ARTHUR ANDERSEN LLP

                                                   ARTHUR ANDERSEN LLP

San Jose, California
April 12, 1995